EXHIBIT 10.17

                                      LEASE

         THIS LEASE entered into and dated as of the 13th day of JUNE, 2000, between Cuidao Holding Corporation, a Florida Corporation of 2951 Simms Street, Hollywood, Florida 33020-1510, as Lessor, and THE GOODYEAR TIRE & RUBBER COMPANY, an Ohio Corporation having a principal office in the City of Akron, State of Ohio, as Lessee.

WITNESSETH, that:

         Lessor does hereby demise and lease unto Lessee, and Lessee does hereby hire and take from Lessor those certain premises located at and commonly known as 2953 Simms Street in the City of Hollywood, County of Broward and State of Florida 33020, described as follows:

         Four Thousand Eight Hundred (4,800) square feet of office/storage space located at 2953 Simms Street, Hollywood, Broward County, Florida, contained in building located upon the following described land:

         The South 174 feet, less the East 150 feet thereof, of that portion of Parcel B lying between N. 29th Court and N. 30th Avenue, as shown in the Plat of SOUTH FLORIDA INDUSTRIAL PARK, according to the Plat thereof, recorded in Plat Book 63, Page 38 of the Public Records of Broward County, Florida. (See EXHIBIT A) together with all structures now existing and to be recorded thereon and all appurtenances thereto, herein called the "premises".

         TO HAVE AND TO HOLD the same for a term beginning on the first day of July, 2000, and ending on the 30th day of June, 2002, and Lessee hereby agrees to pay therefor a monthly rental of $2,500.00, in advance on the first business day of each month during said term to Lessor at 2951 Simms Street, Hollywood, Florida 33020-151- or elsewhere as Lessor may, in writing, direct. If the term hereof shall begin or end on a date other than the first or last day of a calendar month respectively, the rental for such partial month or months shall be prorated at the monthly rate then effective. Lessor's employer identification number as assigned by Internal Revenue Service or Social Security number (is) 65-0639616






Approval of Lessor  /s/ GTRC.      Approval of Lessee   /s/ BB

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PROVIDED  ALWAYS.  that this Lease is entered into upon the following  terms and conditions, all of which the parties hereto covenant to keep and perform:

1. At Lessee's option this Lease shall not become binding on Lessee, and Lessee shall not be obligated to pay rental, until Lessor shall obtain such certificates of occupancy, permits, waivers and consents as may be required by any governmental body and/or any other person or entity as authority for the use of the premises for the purposes set forth herein, together with such licenses, consents, waivers and/or permits as may be necessary for the installation or construction of alterations, improvements, and/or identifications necessary for Lessee's use and occupancy of the premises.

2. Lessor shall, at its expense, provide electricity, water, storm and sanitary sewer and natural gas service to the demised premises as required. Lessee will pay for all electricity. water and natural gas or other heating fuel used by Lessee on the herein demised premises, and will pay all charges imposed by reason of its use of storm and sanitary sewers. Lessor shall assist Lessee, when necessary, in obtaining appropriate billings for the aforesaid utilities. Said utility billings are to be forwarded to the demised premises at the address shown on Page 1.

3. Lessor will furnish and keep in good repair all necessary equipment for maintaining adequate heat and air conditioning in the premises during such seasons of the year as artificial heat and air conditioning may be required, and Lessor represents that the plumbing and wiring in said building are in good condition and repair and that the carrying capacity of the floors is sufficient for the conduct of Lessee's business.

4. Lessee may extend the term of this Lease and all the provisions hereof, as amended from time to time for one further successive period(s) of two year(s) each, by notifying Lessor in writing of its intentions so to do at least sixty(60) days prior to the expiration of the then current term, provided, however. that the Lessee shall not forfeit its right to renew the Lease until Lessor has given Lessee written notice of its failure to renew and Lessee fails to make such written election within thirty (30) days after Lessor's notice. See Paragraph 22

5. Lessor will pay all Real Estate Taxes and Assessments levied or assessed against the demised premises during the term hereof before the same become delinquent. See Paragraph 23

6. Lessor, at its expense, will carry Fire and Extended Coverage Insurance on the demised premises to the full replacement value thereof and hereby waives all rights of recovery against Lessee and Lessee's sublessees, if any, for all losses or damages to the demised premises to the extent that such damages are coverable by Fire and Extended Coverage Insurance.

7. Lessee agrees to indemnify and hold Lessor harmless from any loss, damage or injury to persons or property resulting from Lessee's use and occupancy of the demised premises except to the extent such losses, damages or injuries arc covered by insurance carried by Lessor.

8. Lessee is expressly permitted to use and occupy the premises for the sale of such products and furnishing of such services as in Commercial Tire & Service Centers generally, including, but not limited to, the selling to consumers and to others of tires, tubes, oil and other lubricants, motor and tire accessories and kindred products, and the servicing, storing, and repairing of motor vehicles, tires, tubes, and kindred products, or for any other lawful purpose.


Approval of Lessor  /s/ GTRC.      Approval of Lessee   /s/ BB

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9. If Lessee has heretofore  installed or shall hereafter install at its expense
any  shelving,   lighting  and  other  fixtures,  unit,  heaters,  portable  air conditioning units, portable partitions or any trade fixtures, or if Lessee has heretofore installed or applied or shall hereafter install or apply any advertising signs or other standard identifications of Lessee, any article so installed or any identification so applied shall be the property of Lessee which Lessee may remove at the termination of this Lease or remove and/or replace at any time during its occupancy, provided that in such removal Lessee shall repair any damage occasioned to the premises.

10. (a) Lessor will keep the exterior of the premises, including the foundations and roof, in good condition and repair and will make all repairs necessary to maintain the structural soundness of the floors and walls during the term hereof. Lessor will make all improvements and building changes or installations required to conform with applicable laws or ordinances. In the event Lessor shall fail or neglect to make any repairs which under the terms of this Lease Lessor is required to make and of which notice has been given to Lessor by Lessee, or having started such repairs shall fail to complete them at the earliest possible date, Lessee may cause such repairs to be made or completed and may deduct from subsequent installments of rent an amount sufficient to reimburse it for expenses incurred in making or completing such repairs, or, if the estimated cost of such repairs exceeds one years rental, Lessee may, at its option, cancel this Lease and be relieved of all further liability hereunder. Lessee will not commit any undue waste on the premises and will conform with all applicable laws and ordinances respecting the use and occupancy relating to matters not covered elsewhere herein, provided that Lessee shall in no event be required to make any alterations, additions, or improvements to such premises in order to conform therewith. Lessee. at its own expense may, in a good workmanlike manner, make such alterations and/or additions to the improvements on the demised premises as it shall deem necessary in the conduct of its business and shall not be required to restore the improvements to their original condition. At the termination of this Lease, Lessee will surrender the premises to Lessor in substantially as good condition of repair as when received, ordinary wear and tear, damage by fire, the elements and unavoidable casualty excepted.

         (b) It is expressly understood and agreed by the parties hereto that, notwithstanding any contrary provision of this Lease or of applicable law. the exercise by Lessee of its right to offset against rentals those monies and expenses provided in Paragraph 23(f) and Paragraph 10(a) hereof, shall not constitute a default of this Lease nor a breach of Lessee's obligation to pay rentals, and Lessor hereby expressly waives all right to declare a default of this Lease by reason of such action by Lessee, or to otherwise recover such monies and expenses from Lessee.

11. Lessee may assign this Lease or sublet the premises or any part thereof, but such assignment or subletting shall not in any way release Lessee from its liability to pay rent as provided herein or from its liability to carry out and perform in the manner herein set forth any of the other covenants and conditions of this Lease.

12. Lessee shall have the exclusive right to use the premises for advertising purposes and the display of advertising signs, so long as such use is not in violation of applicable laws and ordinances.

13. At any expiration or cancellation of this Lease, should Lessee hold over for any reason, it is hereby agreed that. in the absence of a written agreement to the contrary, such tenancy shall be from month to month only and subject to all the other terms, conditions and provisions theretofore in effect with respect to said Lease.

Approval of Lessor  /s/ GTRC.      Approval of Lessee   /s/ BB

14. It is agreed that the waiving of any of the covenants of this Lease by either party shall be limited to the particular instance and shall not be deemed to waive a6y other breaches of such covenant.

15. (a) If the improvements on the premises shall be damaged by fire, the elements, or unavoidable casualty so they are rendered totally untenantable, Lessee shall have the right, if it so desires, to terminate this Lease as of the day of damage, and any rental paid in advance beyond such time shall be returned by Lessor to Lessee on demand.

         (b) If the improvements on the premises shall be damaged by fire, the elements or unavoidable casualty, but are not rendered totally untenantable, or if Lessee does not terminate this Lease per Paragraph 15(a), Lessor shall proceed forthwith to commence the restoration of the improvements to the condition existing immediately prior to such damage or destruction and for that purpose shall be entitled to the proceeds of insurance covering such damage or destruction. If, within sixty (60) days after the date of such damage or destruction, Lessor shall not have commenced such restoration, or at any time prior to the Lessor's completion of such restoration, should such restoration be unreasonably delayed. Lessee may elect, by notice in writing, either (a) to cancel this Lease and be relieved or all liability hereunder from the date of such damage or destruction, in which event Lessor shall be entitled to the insurance proceeds covering such damage or destruction, or (b) to restore the damaged property to substantially the same condition as existed immediately prior to the date of such damage or destruction, and for this purpose, Lessor shall make available to the Lessee the proceeds of all insurance covering such damage or destruction. During any such period of partial occupancy, Lessee shall pay rental in such proportion to the entire rental herein reserved that the floor space actually occupied bears to the entire floor space herein leased, and the Lessor shall return to Lessee on demand any rental paid by Lessee in advance to the extent that such payment exceeds the reduces rental. Any cancellation of this Lease by Lessee as above provided shall be without prejudice to any other rights held by Lessee.

16. (a) If the premises, or any part thereof, shall be appropriated for any public use by virtue of eminent domain or condemnation proceeding or if by reason of any law or ordinance, or by court decree, whether by consent or otherwise, the use of the premises by Lessee for any of the purposes hereinbefore referred to shall be prohibited or unduly restricted, Lessee shall have the right to terminate this Lease upon written nonce to Lessor, and ' rental shall be paid only to the time when Lessee surrenders possession of the premises. In the event of partial appropriation of any part of the premises described herein. Lessee may elect to continue in possession of that part of the premises not so appropriated under the same terms and conditions hereof, except that in such cases Lessee shall, effective upon the date of such taking by the Condemning Authority, be entitled to a reduction in the monthly rental payable during the remainder of the then current term of this Lease and any renewals provided in Paragraph 4 hereof, said reduction to be equal to 1/12th of 12% of the condemnation award (less that portion of said award required to restore improvements, if any) obtained by Lessor. Lessor and/or Lessee shall have the right to contest the amount of such award in accordance with the provisions of the laws relating to such contest. Any rental paid in advance beyond such time shall be returned by Lessor to Lessee on demand.

Approval of Lessor  /s/ GTRC.      Approval of Lessee   /s/ BB

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         (b)  Lessee  reserves  the right to claim,  prove  and  receive  in any condemnation proceedings such amount as may be allowed for fixtures and other equipment installed by it, and for the unamortized value of its leasehold improvements, and for the value of its remaining leasehold interest, including moving expenses, reinstallment of equipment expenses, replacement of equipment not salvageable, that may be permitted by law, all of the foregoing being in recognition of the added expenses and inconvenience such forced vacation of the leased property imposes upon Lessee.

         (c) All rentals accruing hereunder shall be abated during any period in excess of three (3) consecutive days that the motoring public is denied access to the premises demised hereunder because of construction, repair, or other work undertaken on streets and/or highways adjacent to said premises by or with the consent of any governmental authority, or any other person or entity.

17. If Lessee shall be in default in the payment of any rent due hereunder, or in the performance of any of the covenants or conditions hereof. and shall fail to correct and rectify any such default within thirty (30) days from the receipt of written notice thereof from Lessor (provided however, that in the event of a default other than payment of rent or other sum certain so long as Lessee begins to cure within thirty (30) days after receipt of notice, Lessee shall have a reasonable time in which to complete cure), or if Lessee shall be adjudicated bankrupt, or make any assignment for the benefit of creditors, or if the interest of Lessee herein shall be sold under execution or other legal process, Lessor may sue to recover the rent or other payment due or may, in an appropriate case, enter into said premises and again have and repossess the same as if this Lease had not been made and shall thereupon have the right to cancel this Lease without prejudice, however, to the right of Lessor to recover all rent due to the time of such entry. In case of any default and subsequent entry, Lessor shall relet said premises from time to time during the remainder of the term hereof for the highest rent obtainable and may recover from Lessee any deficiency between such amount and the rent herein reserved.

18. Lessor may enter upon the premises at all reasonable times to examine the condition thereof, but such right shall not be exercised in a manner to interfere unreasonably with the business of Lessee.

19. Lessor warrants and represents to Lessee that Lessor is the sole owner of the fee title to the premises demised hereunder. If Lessee shall perform all and singular the covenants herein imposed upon it, Lessor will wan-ant and defend Lessee in the enjoyment and peaceful possession of the premises during the term hereof. Lessor further wan-ants and represents that the condition of the Premises complies with all relevant environmental laws in that no toxic or hazardous; substances or contaminated materials have been disposed of or are located on the premises.

20. Lessee will permit Lessor to place and maintain on the premises the usual "For Rent" or "For Sale" signs during the last sixty (60) days of the term hereof.

21. It is understood and agreed that any notice given by either party hereto to the other under any of the provisions hereof shall be deemed to have been properly delivered when registered or-certified and deposited in the United States mails with adequate postage affixed, addressed to the Lessee at 1144 East Market Street, Akron. Ohio 44316-OWI. Attention Real Estate Department, or to Lessor


Approval of Lessor  /s/ GTRC.      Approval of Lessee   /s/ BB
at the place where the rent was last paid prior to such notice, or to such other person and place as the parties may from time to time direct in writing. Each notice from Lessor to Lessee hereunder shall refer specifically to the address of the demised premises as identified on the cover page hereof. Any notice given in any manner other than as specified in this paragraph shall be deemed defective and shall be of no force or effect, whether or not such notice is actually received.

22. Rental due and payable during the option period shall be the sum of Thirty One Thousand Two Hundred Dollars ($31,200.00) paid in equal monthly payments of $2,600.00, said payment due on the first day of each month.

23.      Tenant's Taxes, Insurance and Utility Expenses.

     A. It is acknowledged that the real estate taxes for 1999 were $11.101-25, for 100% of the building, or $5,551.63 for the prorated share allocated to 2953 Simms Street

     B. It is also acknowledged that building and liability Insurance for the building is $2,294.28 for 100% of the building or $1,147.14 for the prorated share allocated to 2953 Simms Street.

     C. Not withstanding anything contained above, it is agreed whereas the tenant will pay to landlord without demand, payable simultaneously five hundred ($500,00) dollars per month as its prorated share of the tenants taxes', insurance and common areas maintenance. This amount is capped at $500.00 per month for the original terms of the lease.

24.      RIGHT OF FIRST REFUSAL TO PURCHASE OR LEASE

         If during the term of this lease. or any extension thereof, Lessor receives a bona fide offer from a third party to (buy) (sell) the leased premises (or to lease the same for a period after the expiration of this lease) which offer Lessor shall desire to accept, Lessor shall immediately notify Lessee giving Lessee all of the terms and conditions of such offer. including price (or rental) and Lessee shall I have the right and option for sixty (60) days after receipt of such notice to elect to buy the leased premises (or lease it) for the same consideration and on the same terms and conditions as contained in such offer. Said option shall be exercisable by Lessee's giving notice to Lessor thereof within such sixty (60) day period and if said option is not exercised by Lessee within such period. Lessor shall have the right to sell (or lease) the said premises to such third party. but only at the price (or rental) and on the terms and conditions contained in said offer and in any case subject to this lease which shall remain in full force and effect. No sale, transfer (or lease i oi said leased premises shall be valid unless and until the foregoing requirements arc fully complied with. The term "leased premises" as used in the foregoing "first refusal" option includes all or any portion of the leased premises and land of which the leased premises is a part. Said option shall run with the land, and failure of Lessee to exercise said option in any one case shall not affect Lessee's right to exercise said option in any cases thereafter arising.

Approval of Lessor  /s/ GTRC.      Approval of Lessee   /s/ BB

25.      SUBORDINATION

This lease shall be subordinate to any first mortgage or deed of trust now or hereafter a lien upon the demised premises or upon any real Property of which the demised premises form a part, provided, however, that subordination in any instance shall be contingent upon, and subject to, the following conditions which shall be binding on the holder of any such mortgage, any purchaser at foreclosure sale or otherwise, and any other successor in interest:

         A. Lessee shall not be disturbed in its possession and occupancy of the demised premises during the original or any extended term of this Lease notwithstanding any such, mortgage, so long as Lessee complies with and performs its obligations hereunder.

         B. Any person or entity who by virtue of any such mortgage acquires and exercises the right to receive the rents payable by Lessee under this Lease shall thereby become and remain obligated to Lessee for the due performance of all terms, covenants, conditions and agreements of this Lease on Lessor's Part to be performed so long as said person or entity continues to received said rents, and Lessee agrees to attorn to said person or entity.

26.      ESTOPPEL CERTIFICATE

Lessee shall, from time to time, and within 15 days after receipt of written notice from Lessor, execute acknowledge and deliver to Lessor a statement in writing in the form attached as Exhibit "B". Any statement made may be relied upon by any prospective purchaser or encumbrancer of the Premises or of all or any portion of the premises.

27. Lessor shall promptly notify Lessee of any change in the ownership of the demised premises or any portion thereof, or of Lessor's interest in this Lease, whether such change in or transfer of Lessor's interest occurs by virtue of a voluntary or involuntary conveyance, by operation of law. or in any other manner. Such notice to Lessee shall be in writing, stating the name, address, and Social Security or IRS Employer Identification Number of each additional or successor owner of an interest in the demised premises or this Lease; shall provide Lessee instructions regarding the payment of future rents; and shall be accompanied by full. true and correct copies of the executed instruments of conveyance (e.g., executed deed or lease assignment). Until said notice has been given to Lessee, Lessee shall have no liability to any party on account of the misdirection of, or failure of any party to timely receive rents or other monies due under this Lease, nor shall the same constitute or be deemed a breach of this Lease by Lessee; and the failure or refusal by Lessor to give Lessee the notice specified in this paragraph shall be deemed to waive the right to Lessor, its successors and assigns to declare a default against Lessee until thirty (30) days after Lessee's receipt of said notice. This Lease contains the entire agreement between the parties hereto and no representations, inducements, promises or agreement, oral or otherwise, shall be binding upon Lessor or Lessee unless reduces to writing and signed by both parties.

If any covenant of this Lease shall, to any extent, be held invalid or unenforceable by a final judgment of a court of competent jurisdiction, the remaining terms and conditions hereof shall continue in full force and effect and shall be enforceable to the full extent permitted by the law.

Approval of Lessor  /s/ GTRC.      Approval of Lessee   /s/ BB

This Lease and all the provisions hereof shall be binding on and inure to the benefit of the heirs, executors, administrators, successors and assigns of both parties hereto.

This Lease is subject to approval by Lessee at its home office in Akron, Ohio and shall not become binding on Lessee until signed by its officers or duly authorized representative and a fully executed copy delivered to Lessor.

This Lease is to be deemed to have been negotiated and prepared jointly by the parties hereto, and any uncertainty or ambiguity existing herein, if any, shall not be interpreted against any party, but shall be interpreted according to the application of the rules of interpretation for arm's length agreements.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly signed as of the day and year first above written.

WITNESSES:                              LESSOR:
                                        CUIDAO HOLDING CORP.

/s/ Dana Schaedel                       By: Robbie Walker
----------------------------            -------------------------------

                                        Title: Managing Director
----------------------------            -------------------------------

                                        By:
----------------------------            -------------------------------


WITNESSES:                              LESSEE:
                                        THE GOODYEAR TIRE & RUBBER
                                        COMPANY


/s/ Rita L. Horton                      By:  Brian Bohn
---------------------------             ---------------------------------
                                        Manager Real Estate Administration-East

STATE OF OHIO

COUNTY OF SUMMIT

         I, RITA L. HORTON a Notary Public in and for said County in said State, hereby certify that B BABOS, whose name as MANAGER REAL ESTATE ADMINISTRATION, EAST of the Goodyear Tire & Rubber Company, a Ohio corporation, is signed to the foregoing agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of the agreement, he as such manager and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and seal of office this 13th day of June, 2000.


                                         /s/Rita L. Horton
                                         Notary Public

                                         My Commission Expires:

                                         Rita L. Horton, Notary Public
                                         Resident-Summit County
                                         State Wide Jurisdiction, Ohio
                                         My Commission Expires August 29, 2004

[NOTARIAL SEAL]


STATE OF

COUNTY OF

         I, Stacy J. Olmino, a Notary Public in and for said County in said State, hereby certify that Robert K. Walker, Managing Director, whose name as ________________, signed to the foregoing agreement, and who are known to me, acknowledge before me on this day that, being informed of the contents of the agreement executed the same voluntarily.

         Given under my hand and seal of office this 15th day of June, 2000.


                                         /s/ Stacy J. Olmino
                                         Notary Public

                                         My Commission Expires: 2003

[NOTARIAL SEAL]